UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2006

CKX Lands, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	0–9669	72–0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Third Floor, One Lakeside Plaza,
Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 337–310–0547

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Government and Management

Item 5.02

Michael P. Terranova has resigned as Chief Financial Officer and Board Member of CKX Lands, Inc., effective November 30, 2006, due to the time required to manage his professional accounting practice. The position of Chief Financial Officer of CKX Lands, Inc., is a part-time position. Mr. Terranova’s primary obligations were to clients of his partnership. Mr. Terranova has no disputes or disagreements with CKX Lands, Inc. or its accounting procedures.

Mr. Brian Jones has accepted the position of Chief Financial Officer with CKX. Mr. Jones is a certified public accountant and was formerly a manager with KPMG International in Houston, Texas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC.

Date: November 28, 2006	/s/ Arthur Hollins, III
Arthur Hollins, III President